Exhibit 10.A

AMENDMENT NO. 1
TO
EMPLOYMENT AGREEMENT

             THIS AMENDMENT NO. 1 (the “Amendment No. 1”) is entered into as of June 30, 2001, and amends the Employment Agreement, dated February 18, 2000, by and among Voice and Wireless Corporation, a Minnesota corporation f/k/a Kensington International Holding Corporation (the “Company”), Mail Call, Inc., a Florida corporation (“Mail Call”), and Ronald Schnell (“Employee”) (the "Agreement").  Defined terms herein shall have the meaning ascribed to them in the Agreement unless defined herein.

AGREEMENT

             NOW, THEREFORE,in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

             1.          Paragraph 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

1.          Employment.  The Employee is to be employed in the capacity of Vice President of the Company and Vice President of Mail Call, and shall perform the duties customarily performed by persons situated in a similar capacity.  The Employee’s other duties shall be such as the Company's President or the Company's Board of Directors (the “Board of Directors” or “Board”) may from time to time reasonably direct.  The Employee agrees that should Mail Call be merged into the Company, the Employee shall continue as the Vice President of the Company.  The Employee agrees that as Vice President, his duties do not include any sales, marketing or administrative duties, unless specifically assigned by the Company's Chief Executive Officer or President.  The Employee further agrees that he shall work full-time for the Company on technical services and on enhancing technical services for the Company as directed by the Company's President.  The Employee further agrees to train other employees of the Company on technical aspects of Mail Call and the Company, and agrees to oversee the technical employees of the Company and Mail Call.

             2.          Except for the provisions expressly amended pursuant to the terms of this Amendment No. 1, all of the remaining terms and conditions of the Agreement remain in full force and effect and are unaffected by the execution of this Amendment No. 1.

             3.          This Amendment No. 1 may be executed in any number of counterparts and by the several parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

             IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first written above.

VOICE AND WIRELESS CORPORATION

By:

Mark Haggerty
President and Chief Executive Officer

MAIL CALL, INC.

By:

Mark Haggerty
President

Ronald Schnell, Individually